                                UAM FUNDS

                                Annual Report


       --------------------------
           The NWQ Portfolios
--------------------------------------------------------------------------------
                                October 31, 1998












                                                        UAM
--------------------------------------------------------------------------------

UAM FUNDS                                                     THE NWQ PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Performance Comparison
  Balanced..................................................................   6
  Small Cap Value...........................................................   7
  Special Equity............................................................   8
Portfolio of Investments
  Balanced..................................................................   9
  Small Cap Value...........................................................  13
  Special Equity............................................................  16
Statement of Assets and Liabilities.........................................  19
Statement of Operations.....................................................  20
Statement of Changes in Net Assets
  Balanced..................................................................  21
  Small Cap Value...........................................................  22
  Special Equity............................................................  23
Financial Highlights
  Balanced..................................................................  24
  Small Cap Value...........................................................  25
  Special Equity............................................................  26
Notes to Financial Statements...............................................  27
Report of Independent Accountants...........................................  35

--------------------------------------------------------------------------------

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

November, 1998

Dear Shareholders:

During the twelve months ended October 31, 1998, the U.S. stock market's per-formance has been quite volatile, including a decline of nearly 20% this sum-mer, the worst decline for the stock market since 1990. In addition to overall volatility, investors have experienced market leadership by a narrow band of the largest capitalization, growth oriented companies propelling the S&P 500 Index to new levels, while many value oriented stocks gains were limited by fears of continuing effects of the Asian economic crisis.

NWQ BALANCED PORTFOLIO PERFORMANCE
During the twelve months ended October 31, 1998, the NWQ Balanced Portfolio Institutional Class Shares gained 2.58% and the Institutional Service Class gained 2.10%, including reinvestment of dividends and capital gains paid. This was in comparison to 10.76% for the Lipper Balanced Funds Index and 16.81% for the composite balanced index composed of 60% S&P 500 Index, 30% Lehman Broth-ers Government/Corporate Index, and 10% Salomon Brothers 3-month Treasury Bill Average. The individual benchmark returns for the twelve months ended October 31, 1998 were S&P 500 Index 22.01%; Lehman Brothers Government/Corporate Index 10.28%; and Salomon Brothers 3-month Treasury Bill Average 5.18%.

After a nearly eight-year rise in stock prices of historic proportion, a sig-nificant correction was likely or overdue. However, while vulnerability ap-peared greatest in many growth and internet stocks, "value" stocks have been the surprise by underperforming in a negative market versus historical results suggesting superior relative performance in down markets. Performance for the NWQ Balanced Portfolio reflects the negative stock market environment as well as the underperformance of "value" oriented stocks. As a value manager, NWQ places great emphasis on the valuation measures of the companies we invest in. These measures have historically provided a safety margin with less risk than the growth style. However, as a long-term investor, it is not uncommon to ex-perience short-term relative underperformance. The most recent period reflects just this, where a disciplined large-cap value manager had little room to profit.

Within the Portfolio the exposure to energy service stocks which had performed strongly over the prior two years was a negative. An unusually warm winter and massive sales of oil inventories by cash starved Asian nations drove oil prices to the lowest levels in more than a decade and took energy stocks sharply lower as well. While the weather outlook is always uncertain, U.S. en-ergy companies are

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

the technological leaders and well positioned to benefit from a more normal winter or any recovery in world demand for oil. Positive contributors to the Portfolio included Philip Morris, a recent purchase and one of the Portfolio's ten largest holdings, as well as some of the consumer and cable television holdings. Bonds holdings performed strongly as a flight to quality pushed Treasury bond prices higher relative to other fixed income securities. A longer than average maturity for bond holdings, during a period of declining interest rates, also helped performance for the fixed income segment of the Portfolio. As of October 31, 1998 the Portfolio held 43.2% equities, 44.5% fixed income, and 11.1% cash equivalents, as a percent of net assets.

NWQ SMALL CAP VALUE PORTFOLIO PERFORMANCE
During the period of November 4, 1997 (commencement of operations) through Oc-tober 31, 1998, the NWQ Small Cap Value Portfolio declined 30.05% in compari-son to declines of 13.38% for the Russell 2000 Index and 15.47% for the Lipper Small Cap Funds Index.

Performance for the period was below average reflecting the very difficult en-vironment for cyclical value stocks in the prior year. As the global economic crisis grew in recent quarters, investors fled any stock perceived to be vul-nerable to an economic slowdown and bid up the prices of any stock perceived to have relatively stable earnings, i.e. utilities. The NWQ Small Cap Value Portfolio benefited from a market weighting and good stock selection in the finance sector but was negatively impacted by a zero weighting in the utili-ties sector which appeared fully valued twelve months ago and today is over-valued. Life Re which is being acquired by Swiss Re, FPIC Insurance Group and Farm Family Holdings contributed to the strong performance in the financial sector of the Portfolio. Energy, materials and processing and producer durable stocks negatively impacted the Portfolio's performance as a result of the fear of a potential global recession. Energy stocks in particular appear to be deeply undervalued today as a result of the sharp decline in energy prices following an exceptionally mild winter and lower demand from Asia. We believe that energy prices cannot be sustained at these levels for long. Non-OPEC pro-duction growth should slow dramatically in the next year reflecting cut backs in drilling by the independent and major oil and gas companies and as a func-tion of a faster than expected production decline curve in the Gulf of Mexico wells.

We have used this period of high volatility to purchase new positions in high quality companies such as Stolt Comex Seaway S.A. and to add to the deeply un-dervalued positions in the Portfolio. As of October 31, 1998 the Portfolio held 71.0% equities and 15.2% cash equivalents, as a percent of net assets.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


NWQ SPECIAL EQUITY PORTFOLIO PERFORMANCE
During the period of November 4, 1997 (commencement of operations) through Oc-tober 31, 1998, the NWQ Special Equity Institutional Class Shares gained 0.10%. This was in comparison to 3.96% for the S&P Midcap 400 Index and -5.05% for the Lipper Equity Mid Cap Funds Index. For the period of November 7, 1997 through October 31, 1998 the Institutional Service Class Shares gained 0.61%.

The environment for value investing over the prior twelve months was certainly difficult. While large capitalization growth stocks performed exceptionally well, most stocks, particularly value stocks, performed poorly. Small and mid-capitalization stocks faired even worse. Performance from July through August was especially difficult as liquidity evaporated for all but the largest com-panies during the market's fall.

Within the Portfolio, investments in the cable and cellular industries appre-ciated sharply, notably Cox Communications, Liberty Media, NTL Inc., Cellular Communications International, and CoreComm. Three of the Portfolio holdings were acquired, namely Berg Electronics, 360 Communications, and TCI Interna-tional. Philip Morris and Ford Motor also performed well. On the negative side, investments in the energy sector (oil service and exploration and pro-duction) performed poorly as oil prices plummeted following an exceptionally mild winter and lower demand from Asia. Investments in small and mid-capital-ization stocks hurt performance as mentioned above. Finally, investments in the financial sector, particularly banks, suffered during the financial panic in the third quarter but subsequently rebounded sharply.

We have taken advantage of the market's volatility and decline to add to positions of many existing holdings at attractive prices as well as establish positions in new holdings including Waste Management, Inc. and Lear Corp.

As of October 31, 1998 the Portfolio held 90.4% equities and 13.3% cash equiv-alents, as a percent of net assets.

ECONOMIC OUTLOOK
When Thailand's currency collapsed in July of 1997, the world paid scant at-tention. Fourteen months later, what began as a mere blip on the radar screen of currency traders has mushroomed into the largest worldwide economic crisis of the post Cold War era. Asian Contagion has spread to other corners of the globe with unsettling results. Russia, a nation with thousands of nuclear war-heads, is in the midst of an economic meltdown, with a large number of Ameri-can banks and

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UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

"hedge fund" investors among its financial casualties. Japan remains mired in recession. Canada and Mexico, the largest U.S. trading partners, are teetering on the brink of recession. Clearly, the strong economic fundamentals that pre-vailed through most of this decade are now much more uncertain.

We have stated in prior reports that fear of an economic collapse in the U.S. was overblown. While that is still the case, we must also say that the extent of economic damage inflicted globally by the Asian flu has already gone far beyond what we initially anticipated. Indeed, it has gone far beyond even the most pessimistic forecasts we have seen. There is little doubt that worldwide economic growth will be slower over the next 12 to 18 months. In U.S. dollar terms, worldwide purchasing power declined 2% in 1997 and will most likely de-cline another 2% in 1998. This is unprecedented in the post World War II peri-od. A great deal of wealth outside the U.S. and Western Europe has been de-stroyed. It will not be rebuilt overnight. The U.S. economy remains, by far, the strongest in the world. Still, the worldwide turmoil does undermine the move toward "global capitalism" and free trade. The expansion of world markets has been a key factor underpinning world growth and corporate profit expansion over the past seven years. Obviously, those days are behind us, at least for the foreseeable future.

Given the numerous cross-currents and uncertainties present today, economic forecasting (always a hazardous occupation) is currently more difficult than at any time in recent memory. We still do not foresee a recession in the U.S., given the fundamental strength still evident in the domestic economy. At the same time, risk levels are clearly rising. Going forward, we expect the U.S. economy will slow noticeably over the next two quarters. Corporate profit growth, which has been in the double digit range for most of this decade, may also slow significantly.

Given the degree of uncertainty that surrounds the world economy, the outlook for corporate profits and volatility of financial markets, this is a time for caution, not bravado. Thus, NWQ portfolios have taken steps to adopt a more conservative position, with higher cash reserves and, in the NWQ Balanced Portfolio, a reduced exposure to equities and an increased allocation to bonds. We do not expect markets to unravel, nor do we see a recession in the U.S. We do expect an extended period of volatility. Both world economies and world financial markets are in the midst of a very turbulent period. The tur-bulence has not run its full course. It will take some time to establish sta-bility, restore liquidity, repair damaged national balance sheets, and calm nervous investors. Until there is greater evidence that these elements are falling into place, world financial markets may remain unpredictable. While bargains will no doubt appear over the next several quarters, the

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

prudent approach for the immediate future is to adopt a cautious posture and await calmer waters.

Sincerely,

NWQ Investment Management Company

The investment results presented in the Adviser's letter represent past per-formance and should not be construed as a guarantee of future results. The in-vestment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their origi-nal cost. Since the Portfolios are actively managed, holdings are subject to change.

Performance Comparison
--------------------------------------------------------------------------------

  COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE NWQ BALANCED
     PORTFOLIO, THE STANDARD & POOR'S INDEX (S&P 500), THE LEHMAN BROTHERS
             GOVERNMENT/CORPORATE INDEX, SALOMON BROTHERS 3-MONTH
            TREASURY BILL AVERAGE, AND THE COMPOSITE BALANCED INDEX

               -------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURN***
                     FOR THE PERIOD ENDED OCTOBER 31, 1998
               -------------------------------------------------
                      INSTITUTIONAL      INSTITUTIONAL SERVICE
                      CLASS SHARES            CLASS SHARES
               -------------------------------------------------
                 1 YEAR   SINCE 8/2/94*  1 YEAR  SINCE 1/22/96**
               -------------------------------------------------
                  2.58%      12.74%       2.10%      11.62%
               -------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

            NWQ BALANCED
             PORTFOLIO                                           LEHMAN BROTHERS     SALOMON BROTHERS
            INSTITUTIONAL      COMPOSITE                           GOVERNMENT/       3-MONTH TREASURY
  DATE       CLASS ****+    BALANCED INDEX+    S&P 500 INDEX+    CORPORATE INDEX+      BILL AVERAGE
  ----       -----------    ---------------    --------------    ----------------      ------------
 8/2/94*      10,000            10,000            10,000             10,000              10,000
10/31/94       9,871            10,158            10,319              9,852              10,116
10/31/95      11,627            12,330            13,046             11,442              10,697
10/31/96      13,218            14,082            16,187             12,059              11,265
10/31/97      16,234            17,241            21,383             13,121              11,855
10/31/98      16,653            20,139            26,089             14,470              12,469



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

   * Commencement of Operations.

  ** Initial offering of Institutional Service Class shares.

 *** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.

**** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.

   + The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                       DEFINITIONS OF COMPARATIVE INDICES
                       ----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The Salomon Brothers 3-Month Treasury Bill Average--The average return for all Treasury bills for the previous three month period.

The Composite Balanced Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's approximate/expected mix of 60% stocks, 30% bonds, and 10% short-term investments. This index combines returns from the S&P 500 Index, Lehman Brothers Government/Corporate Index and the Salomon Brothers 3-Month Treasury Bill Average.

The Lipper Balanced Funds Index is an unmanaged index of open-end equity funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Please note that one cannot invest in an unmanaged index.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
           NWQ SMALL CAP VALUE PORTFOLIO AND THE RUSSELL 2000 INDEX

                  -------------------------------------------
                           CUMULATIVE TOTAL RETURN**
                  -------------------------------------------
                     FOR THE PERIOD ENDED OCTOBER 31, 1998
                  -------------------------------------------
                                SINCE 11/4/97*
                  -------------------------------------------
                                   (30.05)%
                  -------------------------------------------

               [PERFORMANCE COMPARISON LINE CHART APPEARS HERE]

                         NWQ Small Cap Value
  Date                       Portfolio+                Russell 2000 Index+
  ----                   -------------------           -------------------
11/4/97*                       10,000                        10,000
10/31/98                        6,995                         8,662


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations

** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.

 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                     DEFINITION OF THE COMPARATIVE INDICES
                     -------------------------------------

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

The Lipper Equity Small Cap Funds Index is an unmanaged index of funds by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $1 billion at the time of purchase.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
  NWQ SPECIAL EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

                -----------------------------------------------
                          CUMULATIVE TOTAL RETURN***
                -----------------------------------------------
                     FOR THE PERIOD ENDED OCTOBER 31, 1998
                -----------------------------------------------
                  INSTITUTIONAL           INSTITUTIONAL SERVICE
                  CLASS SHARES               CLASS SHARES
                -----------------------------------------------
                  SINCE 11/4/97*            SINCE 11/7/97**
                -----------------------------------------------
                      0.10%                     0.61%
                -----------------------------------------------

               [PERFORMANCE COMPARISON LINE GRAPH APPEARS HERE]


       Date             NWQ Special Equity           S&P 500 Index+
       ----             ------------------           --------------
     11/4/97*++               10,000                     10,000
     10/31/98                 10,000                     11,861


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

   * Commencement of Operations

  ** Initial offering of Institutional Service Class shares

 *** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.

**** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.

   + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                     DEFINITION OF THE COMPARATIVE INDICES
                     -------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lipper Equity Mid Cap Funds Index is an unmanaged index of funds which by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 43.2%
                                                             SHARES   VALUE+
                                                             ------ -----------
 AEROSPACE & DEFENSE - 0.9%
  *DONCASTERS plc ADR.......................................  7,500 $   105,000
  Sundstrand Corp. .........................................  7,800     366,112
                                                                    -----------
                                                                        471,112
                                                                    -----------
 BASIC MATERIALS - 2.9%
  Air Products & Chemical, Inc. ............................  8,300     313,325
  Champion International Corp. .............................  4,600     146,912
  Morton International, Inc. ............................... 16,100     400,487
  Praxair, Inc. ............................................ 12,000     483,000
  USX-U.S. Steel Group, Inc. ............................... 11,750     273,188
                                                                    -----------
                                                                      1,616,912
                                                                    -----------
 CAPITAL EQUIPMENT - 5.3%
  Case Corp. ...............................................  8,100     178,200
  Caterpillar Inc. ......................................... 13,500     607,500
  Cooper Industries, Inc. ..................................  6,400     282,400
  Deere & Co. .............................................. 18,500     654,437
  Foster Wheeler Corp. .....................................  9,200     146,050
  Harnischfeger Industries, Inc. ...........................  5,000      47,187
  Ingersoll-Rand Co. ....................................... 14,550     734,775
  Kennametal, Inc. .........................................  5,000     103,750
  York International Corp. .................................  5,350     201,294
                                                                    -----------
                                                                      2,955,593
                                                                    -----------
 CONSUMER DISCRETIONARY - 4.4%
  American Greetings Corp., Class A......................... 10,000     401,250
  *Federated Department Stores, Inc. ....................... 13,000     499,687
  Fortune Brands, Inc. ..................................... 16,300     538,919
  Maytag Corp. .............................................  8,500     420,219
  Time Warner, Inc. ........................................  6,500     603,281
                                                                    -----------
                                                                      2,463,356
                                                                    -----------
 CONSUMER STAPLES - 1.8%
  Philip Morris Companies, Inc. ............................ 20,000   1,022,500
                                                                    -----------
 ELECTRONICS - 2.8%
  Emerson Electric Co. ..................................... 12,000     792,000
  Grainger (W.W.), Inc. .................................... 17,000     783,062
                                                                    -----------
                                                                      1,575,062
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED
                                                             SHARES   VALUE+
                                                             ------ -----------
 ENERGY - 5.9%
  Coastal Corp. ............................................  2,100 $    74,025
  Halliburton Co. .......................................... 26,600     955,938
  *Noble Drilling Corp. .................................... 19,200     330,000
  *Ocean Energy, Inc. ...................................... 40,430     505,375
  *R & B Falcon Corp. ...................................... 11,800     160,038
  Santa Fe International Corp. ............................. 17,500     322,656
  Tidewater, Inc. ..........................................  9,400     266,138
  Transocean Offshore, Inc. ................................  5,500     203,156
  *Weatherford International, Inc. ......................... 18,000     489,375
                                                                    -----------
                                                                      3,306,701
                                                                    -----------
 ENVIRONMENT CONTROLS - 0.4%
  Waste Management, Inc. ...................................  5,500     248,188
                                                                    -----------
 FINANCIAL SERVICES - 9.3%
  Allstate Corp. ........................................... 14,000     602,875
  Bear Stearns Cos., Inc. ..................................  8,820     314,764
  Chase Manhattan Corp. .................................... 14,000     795,375
  First Union Corp. ........................................ 20,500   1,189,000
  *Highlands Insurance Group, Inc. .........................    145       1,504
  Household International, Inc. ............................ 12,000     438,750
  National City Corp. ......................................  8,025     516,108
  Norwest Corp. ............................................ 35,000   1,301,562
                                                                    -----------
                                                                      5,159,938
                                                                    -----------
 HEALTH CARE - 1.2%
  Aetna, Inc. ..............................................  6,000     447,750
  Columbia/HCA Healthcare Corp. ............................ 11,800     247,800
                                                                    -----------
                                                                        695,550
                                                                    -----------
 MULTI-INDUSTRY - 1.7%
  Loews Corp. ..............................................  9,800     920,588
                                                                    -----------
 TELECOMMUNICATIONS - 1.9%
  *MediaOne Group, Inc. .................................... 25,000   1,057,813
                                                                    -----------
 TECHNOLOGY - 3.1%
  Texas Instruments, Inc. .................................. 11,000     703,312
  Thomas & Betts Corp. .....................................  8,200     366,438
  Xerox Corp. ..............................................  6,500     629,688
                                                                    -----------
                                                                      1,699,438
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
                                             OCTOBER 31, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED
                                                           SHARES     VALUE+
                                                           ------   -----------
 TRANSPORTATION - 1.6%
  Delta Air Lines, Inc. ................................   8,400    $   886,725
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $21,671,695)...........................  24,079,476
                                                                    -----------
 PREFERRED STOCKS - 0.0%
 HEALTH CARE - 0.0%
  *Fresenius Medical Care AG, Class D (Cost $79)........     800             18
                                                                    -----------
 U.S. GOVERNMENT SECURITIES - 44.5%

                                                            FACE
                                                           AMOUNT
                                                         ----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.8%
  6.00%, 5/15/08........................................ $2,000,000   2,116,702
                                                                    -----------
 U.S. TREASURY BONDS - 29.4%
  10.375%, 11/15/12.....................................  4,500,000   6,283,125
  7.25%, 5/15/16........................................  3,750,000   4,570,313
  6.25%, 8/15/23........................................  2,500,000   2,800,000
  6.00%, 2/15/26........................................  2,500,000   2,730,470
                                                                    -----------
                                                                     16,383,908
                                                                    -----------
 U.S. TREASURY NOTES - 11.3%
  5.50%, 11/15/98.......................................  2,500,000   2,500,782
  8.00%, 8/15/99........................................     25,000      25,680
  6.375%, 8/15/02.......................................    200,000     213,625
  5.875%, 2/15/04.......................................  2,500,000   2,675,000
  7.25%, 5/15/04........................................    750,000     851,250
                                                                    -----------
                                                                      6,266,337
                                                                    -----------
  TOTAL U.S. GOVERNMENT SECURITIES (Cost $23,018,931)..............  24,766,947
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                NWQ BALANCED PORTFOLIO
                                             OCTOBER 31, 1998
-------------------------------------------------------------------------------


 SHORT-TERM INVESTMENT - 11.1%
                                                           FACE
                                                          AMOUNT     VALUE+
                                                        ---------- -----------
 REPURCHASE AGREEMENT - 11.1%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $6,189,526,
   collateralized by $5,953,907 of various U.S.
   Treasury Notes, 5.375%-6.875%, due 5/31/99-2/15/04,
   valued at $6,187,083 (Cost $6,187,000).............. $6,187,000 $ 6,187,000
                                                                   -----------
  TOTAL INVESTMENTS - 98.8% (Cost $50,877,705) (a)................  55,033,441
                                                                   -----------
  OTHER ASSETS AND LIABILITIES (NET) - 1.2%.......................     659,654
                                                                   -----------
  NET ASSETS - 100%............................................... $55,693,095
                                                                   ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for federal income tax purposes was $50,877,705. At October 31, 1998, net unrealized appreciation for all securities on tax cost was $4,155,736. This consisted of aggregate gross unrealized appreciation of $6,866,446 and gross unrealized depreciation for all securities of $2,710,710.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SMALL CAP VALUE PORTFOLIO
                                                   OCTOBER 31, 1998
--------------------------------------------------------------------------------


 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 71.0%
                                                               SHARES   VALUE+
                                                               ------- --------
 AEROSPACE & DEFENSE - 1.3%
  *DONCASTERS plc ADR.........................................     300 $  4,200
                                                                       --------
 BASIC MATERIALS - 6.3%
  *Gaylord Container Corp., Class A...........................   3,000    9,000
  IMCO Recycling, Inc. .......................................     250    3,453
  *International Specialty Products, Inc. ....................     200    2,688
  Rayonier, Inc. .............................................     150    5,878
                                                                       --------
                                                                         21,019
                                                                       --------
 CAPITAL EQUIPMENT - 1.8 %
  Kennametal, Inc. ...........................................     300    6,225
                                                                       --------
 CONSUMER DISCRETIONARY - 16.1%
  *Bon-Ton Stores, Inc. ......................................     900    5,906
  Borg-Warner Automotive, Inc. ...............................     250   11,719
  Claire's Stores, Inc. ......................................     500    8,469
  *Hayes Lemmerz International, Inc. .........................     250    6,703
  *Quaker Fabric Corp. .......................................     600    4,125
  *The Elder-Beerman Stores Corp. ............................     600    7,013
  *Tropical Sportswear International Corp. ...................     500   10,000
                                                                       --------
                                                                         53,935
                                                                       --------
 CONSUMER STAPLES - 1.7%
  Lance, Inc. ................................................     300    5,625
                                                                       --------
 ENERGY - 9.4%
  *Cal Dive International, Inc. ..............................     230    4,916
  *Forecenergy, Inc. .........................................     200    1,188
  *Key Energy Group, Inc. ....................................     350    3,478
  *Meridian Resource Corp. ...................................   1,020    4,271
  Noble Affiliates, Inc. .....................................     100    3,275
  *Stolt Comex Seaway, S.A. ..................................     800   10,200
  *Stolt Comex Seaway, S.A. ADR...............................     400    4,100
                                                                       --------
                                                                         31,428
                                                                       --------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SMALL CAP VALUE PORTFOLIO
                                                   OCTOBER 31, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED
                                                               SHARES   VALUE+
                                                               ------- --------
 FINANCIAL SERVICES - 20.0%
  Commercial Bank of New York.................................     500 $  7,125
  Commercial Federal Corp. ...................................     475   10,777
  *FPIC Insurance Group, Inc. ................................     450   13,106
  *Farm Family Holdings, Inc. ................................     270    9,045
  Life Re Corp. ..............................................     125   11,664
  NAC Re Corp. ...............................................     125    6,055
  *Philadelphia Consolidated Holding Corp. ...................     400    9,350
                                                                       --------
                                                                         67,122
                                                                       --------
 HEALTH CARE - 3.1%
  Intergrated Health Services, Inc. ..........................     250    4,047
  *PharMerica, Inc. ..........................................     900    3,009
  Weider Nutrition International, Inc. .......................     700    3,456
                                                                       --------
                                                                         10,512
                                                                       --------
 MULTI-INDUSTRY - 2.9%
  *Griffon Corp. .............................................     650    6,378
  *The Wackenhut Corp., Class B...............................     175    3,303
                                                                       --------
                                                                          9,681
                                                                       --------
 TECHNOLOGY - 8.4%
  *Actel Corp. ...............................................     500    6,375
  *Antec Corp. ...............................................     600    9,862
  Belden, Inc. ...............................................     250    3,641
  *Coherent, Inc. ............................................     700    8,225
                                                                       --------
                                                                         28,103
                                                                       --------
  TOTAL COMMON STOCKS (Cost $337,015).................................  237,850
                                                                       --------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         NWQ SMALL CAP VALUE PORTFOLIO
                                                  OCTOBER 31, 1998
-------------------------------------------------------------------------------


 SHORT-TERM INVESTMENT - 15.2%
                                                                FACE
                                                                VALUE   VALUE+
                                                               ------- --------
 REPURCHASE AGREEMENT - 15.2%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due 11/02/98, to be repurchased at $51,021, collateralized by $49,079 of various U.S. Treasury Notes, 5.375%-6.875%, due 5/31/99-
   2/15/04, valued at $51,001 (Cost $51,000).................  $51,000 $ 51,000
                                                                       --------
  TOTAL INVESTMENTS 86.2% - (Cost $388,015) (a)......................   288,850
                                                                       --------
  OTHER ASSETS AND LIABILITIES (NET) - 13.8%.........................    46,315
                                                                       --------
  NET ASSETS - 100%..................................................  $335,165
                                                                       ========

  + See Note A to Financial Statements.
  * Non-Income Producing Security
ADR American Depositary Receipt
(a) The cost for Federal income tax purposes was $338,015. At October 31, 1998, net unrealized depreciation for all securities on tax cost was $99,165. This consisted of aggregate gross unrealized appreciation of $9,841 and gross unrealized depreciation for all securities of $109,006.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 1998
--------------------------------------------------------------------------------


 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 90.4%
                                                          SHARES     VALUE+
                                                        ---------- -----------
 BASIC MATERIALS - 2.4%
  Praxair, Inc. .......................................     11,600 $   466,900
                                                                   -----------
 BROADCASTING & PUBLISHING - 4.4%
  *Liberty Media Group, Class A........................     11,325     430,350
  E.W. Scripps Co., Class A (The)......................      9,200     407,100
                                                                   -----------
                                                                       837,450
                                                                   -----------
 CAPITAL EQUIPMENT - 1.6%
  Case Corp. ..........................................     14,500     319,000
                                                                   -----------
 CONSUMER DISCRETIONARY - 16.7%
  *@Entertainment, Inc. ...............................     17,000     114,750
  Alberto-Culver Co., Class A..........................      9,500     229,188
  *Circus Circus Enterprises, Inc. ....................     17,500     195,781
  *Cox Communications, Inc., Class A...................      6,000     329,250
  Ford Motor Co. ......................................      8,800     477,400
  Hasbro, Inc. ........................................     14,000     490,875
  *Hayes Lemmerz International, Inc. ..................      6,350     170,259
  *Lear Corp. .........................................     14,000     449,750
  *MediaOne Group, Inc. ...............................     10,000     423,125
  *Tele-Communications International, Inc. Inc., Class
   A...................................................     14,300     318,175
                                                                   -----------
                                                                     3,198,553
                                                                   -----------
 CONSUMER STAPLES - 5.0%
  Philip Morris Cos., Inc. ............................     18,800     961,150
                                                                   -----------
 ENERGY - 9.6%
  *BJ Services Co. ....................................     18,000     367,875
  Diamond Offshore Drilling, Inc. .....................      7,200     220,950
  *Forecenergy, Inc. ..................................     20,500     121,719
  *Ocean Energy, Inc. .................................     28,319     353,987
  Santa Fe International Corp. ........................     10,500     193,594
  Tosco Corp. .........................................     15,200     426,550
  Transocean Offshore, Inc. ...........................      4,075     150,520
                                                                   -----------
                                                                     1,835,195
                                                                   -----------
 ENVIRONMENT CONTROLS - 2.6%
  Waste Management, Inc. ..............................     11,000     496,375
                                                                   -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 1998
--------------------------------------------------------------------------------


 COMMON STOCKS - CONTINUED
                                                           SHARES     VALUE+
                                                         ---------- -----------
 FINANCIAL SERVICES - 23.2%
  BankAmerica Corp. ....................................      8,667 $   497,811
  Bank One Corp. .......................................      9,500     464,312
  Chase Manhattan Corp. ................................      8,900     505,631
  First Union Corp. ....................................      9,500     551,000
  Hartford Financial Services Group, Inc. ..............      8,900     472,813
  Heller Financial, Inc. ...............................     16,500     396,000
  IndyMac Mortgage Holdings, Inc. ......................     24,000     262,500
  Provident Cos., Inc. .................................     16,400     476,625
  Torchmark Corp. ......................................     11,500     503,125
  Waddell & Reed Financial, Inc., Class A...............     15,000     314,063
                                                                    -----------
                                                                      4,443,880
                                                                    -----------
 HEALTH CARE - 4.5%
  Aetna, Inc. ..........................................      6,800     507,450
  Intergrated Health Services, Inc. ....................     21,400     346,413
                                                                    -----------
                                                                        853,863
                                                                    -----------
 MULTI-INDUSTRY - 4.3%
  Loews Corp. ..........................................      8,850     831,347
                                                                    -----------
 TECHNOLOGY - 3.8%
  *Quantum Corp. .......................................     20,000     350,000
  *Storage Technology Corp. ............................     11,500     384,531
                                                                    -----------
                                                                        734,531
                                                                    -----------
 TELECOMMUNICATIONS - 12.3%
  ALLTEL Corp. .........................................      4,440     207,847
  *Cellular Communications International, Inc. .........      9,800     605,150
  *Cellular Communications of Puerto Rico...............     20,000     235,000
  *CoreComm, Inc. ......................................     22,000     264,000
  *NTL, Inc. ...........................................     13,000     622,375
  Telephone & Data Systems, Inc. .......................     10,500     418,688
                                                                    -----------
                                                                      2,353,060
                                                                    -----------
  TOTAL COMMON STOCKS (Cost $18,422,595)...........................  17,331,304
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 1998
--------------------------------------------------------------------------------


 SHORT-TERM INVESTMENT - 13.3%
                                                          FACE
                                                         AMOUNT     VALUE+
                                                       ---------- -----------
 REPURCHASE AGREEMENT  - 13.3%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/02/98, to be repurchased at $2,549,040,
   collateralized by $2,452,005 of various U.S.
   Treasury Notes, 5.375%-6.875%, due 5/31/99-2/15/04,
   valued at $2,548,034 (Cost $2,548,000)............. $2,548,000 $ 2,548,000
                                                                  -----------
  TOTAL INVESTMENTS - 103.7% (Cost $20,970,595) (a)..............  19,879,304
                                                                  -----------
  OTHER ASSETS AND LIABILITIES (NET) - (3.7%)....................    (711,434)
                                                                  -----------
  NET ASSETS - 100%.............................................. $19,167,870
                                                                  ===========

   +  See Note A to Financial Statements.
   *  Non-Income Producing Security
  (a) The cost for Federal income tax purposes was $21,017,355. At October 31, 1998, net unrealized depreciation for all securities on tax cost was $1,138,051. This consisted of aggregate gross unrealized appreciation of $1,227,486 and gross unrealized depreciation for all securities of $2,365,537.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                     THE NWQ PORTFOLIOS
                                                              OCTOBER 31, 1998
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
                                                             NWQ         NWQ
                                                  NWQ     SMALL CAP    SPECIAL
                                               BALANCED     VALUE      EQUITY
                                               PORTFOLIO  PORTFOLIO   PORTFOLIO
                                              ----------- ---------  -----------
ASSETS
Investments, at Cost......................... $50,877,705 $388,015   $20,970,595
                                              =========== ========   ===========
Investments, at Value (including Repurchase
 Agreements of $6,187,000, $51,000 and
 $2,548,000, respectively)................... $55,033,441 $288,850   $19,879,304
Cash.........................................         419      847           746
Interest Receivable..........................     587,428       14           694
Receivable for Investments Sold..............     351,512      --        396,421
Receivable for Portfolio Shares Sold.........     103,066   39,190        47,504
Dividends Receivable.........................      30,139      110        13,549
Receivable due from Investment Adviser--Note
 B...........................................         --    27,362           --
Other Assets.................................       1,146       13           344
                                              ----------- --------   -----------
 Total Assets................................  56,107,151  356,386    20,338,562
                                              ----------- --------   -----------
LIABILITIES
Payable for Investments Purchased............     239,062      --      1,136,283
Payable for Portfolio Shares Redeemed........      92,573      --            --
Payable for Investment Advisory Fees --Note
 B...........................................      25,713      --          1,662
Payable for Administrative Fees--Note C......      15,580    6,036         9,345
Payable for Custodian Fees--Note D...........         950    1,386           428
Distribution and Service Fees Payable --Note
 E...........................................      13,610      --          1,531
Payable for Directors' Fees--Note G..........         719      601           624
Other Liabilities............................      25,849   13,198        20,819
                                              ----------- --------   -----------
 Total Liabilities...........................     414,056   21,221     1,170,692
                                              ----------- --------   -----------
NET ASSETS................................... $55,693,095 $335,165   $19,167,870
                                              =========== ========   ===========
NET ASSETS CONSIST OF:
Paid in Capital.............................. $47,626,959 $495,774   $20,185,924
Undistributed Net Investment Income .........     149,439      --         21,108
Accumulated Net Realized Gain (Loss).........   3,760,961  (61,444)       52,129
Unrealized Appreciation (Depreciation).......   4,155,736  (99,165)   (1,091,291)
                                              ----------- --------   -----------
NET ASSETS................................... $55,693,095 $335,165   $19,167,870
                                              =========== ========   ===========
INSTITUTIONAL CLASS SHARES:
Net Assets................................... $14,023,185 $335,165   $14,167,029
Shares Issued and Outstanding ($0.001 par
 value) (Authorized 25,000,000)..............     974,020   48,014     1,415,764
Net Asset Value, Offering and Redemption
 Price Per Share.............................      $14.40    $6.98        $10.01
                                                   ======    =====        ======
INSTITUTIONAL SERVICE CLASS SHARES:
Net Assets................................... $41,669,910 $    --    $ 5,000,841
Shares Issued and Outstanding ($0.001 par
 value) (Authorized 10,000,000)..............   2,899,508      --        501,934
Net Asset Value, Offering and Redemption
 Price Per Share.............................      $14.37 $    --          $9.96
                                                   ====== ========         =====

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         THE NWQ PORTFOLIOS
                                                  FOR THE PERIOD ENDED
                                                  OCTOBER 31, 1998
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
                                         NWQ            NWQ            NWQ
                                      BALANCED    SMALL CAP VALUE SPECIAL EQUITY
                                      PORTFOLIO     PORTFOLIO*      PORTFOLIO*
                                     -----------  --------------- --------------
INVESTMENT INCOME
Dividends..........................  $   432,611     $   2,306     $    79,029
Interest...........................    1,460,754         2,290          50,703
                                     -----------     ---------     -----------
 Total Income......................    1,893,365         4,596         129,732
                                     -----------     ---------     -----------
EXPENSES
Investment Advisory Fees--Note B...      394,464         4,791          72,915
Administrative Fees--Note C........      137,559        37,918          62,298
Distribution and Service Plan
 Fees--Note E:
 Institutional Service Class.......      168,780           --           10,016
Account Services Fees--Note F......       54,417           --              --
Registration and Filing Fees.......       20,939        17,941          26,691
Printing Fees......................       16,069        14,015          14,080
Audit Fees.........................       16,558         7,500          11,500
Custodian Fees--Note D.............        4,592         3,290           4,469
Directors' Fees--Note G............        3,077         2,405           2,468
Shareholder Servicing Fees.........          222           203              94
Other Expenses.....................       11,902         3,310           4,090
Account Services Fees Waived--Note
 F.................................      (54,417)          --              --
Investment Advisory Fees Waived--
 Note B............................      (38,121)       (4,791)        (72,915)
Expenses Assumed by the Adviser--
 Note B............................          --        (80,709)        (26,299)
                                     -----------     ---------     -----------
 Net Expenses Before Expense
  Offset...........................      736,041         5,873         109,407
Expense Offset--Note A.............       (1,554)         (110)           (783)
                                     -----------     ---------     -----------
Net Expenses After Expense Offset..      734,487         5,763         108,624
                                     -----------     ---------     -----------
NET INVESTMENT INCOME (LOSS).......    1,158,878        (1,167)         21,108
                                     -----------     ---------     -----------
NET REALIZED GAIN (LOSS) ON
 INVESTMENTS.......................    3,772,048       (61,444)         52,129
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON
 INVESTMENTS.......................   (3,774,818)      (99,165)     (1,091,291)
                                     -----------     ---------     -----------
TOTAL NET GAIN (LOSS) ON
 INVESTMENTS.......................       (2,770)     (160,609)     (1,039,162)
                                     -----------     ---------     -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS..  $ 1,156,108     $(161,776)    $(1,018,054)
                                     ===========     =========     ===========

* Commencement of Operations is November 4, 1997

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,  OCTOBER 31,
                                                         1998          1997
                                                      -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $ 1,158,878  $    933,380
 Net Realized Gain..................................    3,772,048     1,712,730
 Net Change in Unrealized
  Appreciation/Depreciation.........................   (3,774,818)    6,839,163
                                                      -----------  ------------
 Net Increase in Net Assets Resulting From
  Operations........................................    1,156,108     9,485,273
                                                      -----------  ------------
DISTRIBUTIONS:
Net Investment Income:
 Institutional Class................................     (311,634)     (245,374)
 Institutional Service Class........................     (804,116)     (641,089)
Net Realized Gain:
 Institutional Class................................     (427,967)      (35,446)
 Institutional Service Class........................   (1,286,672)      (84,765)
                                                      -----------  ------------
 Total Distributions................................   (2,830,389)   (1,006,674)
                                                      -----------  ------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
Institutional Class:
 Issued.............................................    7,377,290     6,073,340
 In Lieu of Cash Distributions......................      738,269       280,813
 Redeemed...........................................   (6,362,260)   (4,173,967)
                                                      -----------  ------------
Net Increase from Institutional Class Shares........    1,753,299     2,180,186
                                                      -----------  ------------
Institutional Service Class:
 Issued.............................................    7,388,463    26,562,604
 In Lieu of Cash Distributions......................    2,090,788       725,851
 Redeemed...........................................   (7,983,595)  (12,451,810)
                                                      -----------  ------------
Net Increase from Institutional Service Class
 Shares.............................................    1,495,656    14,836,645
                                                      -----------  ------------
 Net Increase from Capital Share Transactions.......    3,248,955    17,016,831
                                                      -----------  ------------
 Total Increase.....................................    1,574,674    25,495,430
Net Assets:
 Beginning of Period................................   54,118,421    28,622,991
                                                      -----------  ------------
 End of Period (including undistributed net
  investment income of $149,439 and $106,311,
  respectively).....................................  $55,693,095  $ 54,118,421
                                                      ===========  ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                NOVEMBER 4, 1997*
                                                                       TO
                                                                OCTOBER 31, 1998
                                                                -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Loss..........................................     $   (1,167)
 Net Realized Loss............................................        (61,444)
 Net Change in Unrealized Appreciation/Depreciation...........        (99,165)
                                                                   ----------
 Net Decrease in Net Assets Resulting From Operations.........       (161,776)
                                                                   ----------
DISTRIBUTIONS:
 In Excess of Net Investment Income...........................           (718)
                                                                   ----------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Issued.......................................................      1,014,557
 In Lieu of Cash Distributions................................            718
 Redeemed.....................................................       (517,616)
                                                                   ----------
 Net Increase from Capital Share Transactions.................        497,659
                                                                   ----------
 Total Increase...............................................        335,165
NET ASSETS:
 Beginning of Period..........................................            --
                                                                   ----------
 End of Period................................................     $  335,165
                                                                   ==========

* Commencement of Operations

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               NOVEMBER 4, 1997*
                                                                      TO
                                                               OCTOBER 31, 1998
                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.......................................    $     21,108
 Net Realized Gain...........................................          52,129
 Net Change in Unrealized Appreciation/Depreciation..........      (1,091,291)
                                                                 ------------
 Net Decrease in Net Assets Resulting From Operations........      (1,018,054)
                                                                 ------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
Institutional Class:
 Issued......................................................      15,803,298
 Redeemed....................................................        (370,338)
                                                                 ------------
 Net Increase from Institutional Class Shares................      15,432,960
                                                                 ------------
Institutional Service Class**:
 Issued......................................................       5,204,484
 Redeemed....................................................        (451,520)
                                                                 ------------
 Net Increase from Institutional Service Class Shares........       4,752,964
                                                                 ------------
 Net Increase from Capital Share Transactions................      20,185,924
                                                                 ------------
 Total Increase..............................................      19,167,870
NET ASSETS:
 Beginning of Period.........................................             --
                                                                 ------------
 End of Period (including undistributed net investment income
  of $21,108)................................................    $ 19,167,870
                                                                 ============

 * Commencement of Operations
** Initial offering of Institutional Service Class Shares began on November 7,
   1997.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                 NWQ BALANCED PORTFOLIO
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           INSTITUTIONAL SERVICE CLASS
                                  INSTITUTIONAL CLASS SHARES                         SHARES
                           ---------------------------------------------   -----------------------------
                                                              AUGUST 2,      YEARS ENDED     JANUARY 22,
                              YEARS ENDED OCTOBER 31,         1994** TO      OCTOBER 31,     1996*** TO
                           --------------------------------  OCTOBER 31,   ----------------  OCTOBER 31,
                            1998     1997     1996    1995      1994        1998     1997       1996
                           -------  -------  ------  ------  -----------   -------  -------  -----------
 NET ASSET VALUE,
  BEGINNING OF PERIOD....  $ 14.81  $ 12.39  $11.24  $ 9.84    $10.00      $ 14.80  $ 12.37    $ 11.57
                           -------  -------  ------  ------    ------      -------  -------    -------
 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income...     0.34     0.31    0.31    0.32      0.06         0.29     0.26       0.21
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........     0.04     2.47    1.21    1.40     (0.19)        0.02     2.47       0.78
                           -------  -------  ------  ------    ------      -------  -------    -------
 Total from Investment
  Operations.............     0.38     2.78    1.52    1.72     (0.13)        0.31     2.73       0.99
                           -------  -------  ------  ------    ------      -------  -------    -------
 DISTRIBUTIONS
 Net Investment Income...    (0.33)   (0.31)  (0.30)  (0.32)    (0.03)       (0.28)   (0.25)     (0.19)
 Net Realized Gain.......    (0.46)   (0.05)  (0.07)    --        --         (0.46)   (0.05)       --
                           -------  -------  ------  ------    ------      -------  -------    -------
 Total Distributions.....    (0.79)   (0.36)  (0.37)  (0.32)    (0.03)       (0.74)   (0.30)     (0.19)
                           -------  -------  ------  ------    ------      -------  -------    -------
 NET ASSET VALUE, END OF
  PERIOD.................  $ 14.40  $ 14.81  $12.39  $11.24    $ 9.84      $ 14.37  $ 14.80    $ 12.37
                           =======  =======  ======  ======    ======      =======  =======    =======
 TOTAL RETURN+...........     2.58%   22.82%  13.68%  17.80%    (1.30)%++     2.10%   22.39%      8.60%++
                           =======  =======  ======  ======    ======      =======  =======    =======
 RATIOS AND SUPPLEMENTAL
  DATA
 Net Assets, End of
  Period (Thousands).....  $14,023  $12,697  $8,624  $5,334    $1,584      $41,670  $41,421    $19,999
 Ratio of Expenses to
  Average Net Assets.....     1.00%    1.00%   1.01%   1.04%     1.00%*       1.40%    1.40%      1.41%*
 Ratio of Net Investment
  Income to Average Net
  Assets.................     2.36%    2.29%   2.79%   3.30%     3.59%*       1.96%    1.89%      2.39%*
 Portfolio Turnover
  Rate...................       28%      20%     31%     31%        1%          28%      20%        31%
 Ratio of Voluntarily
  Waived Fees and
  Expenses Assumed by
  Affiliates to Average
  Net Assets.............     0.17%    0.22%  1.21 %   2.63%    12.10%*       0.16%    0.22%      0.99%*
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................     1.00%    1.00%   1.00%   1.00%      N/A         1.40%    1.40%      1.40%*

  * Annualized
 ** Commencement of Operations
*** Initial offering of Institutional Service Class shares
  + Total return would have been lower had Affiliates not waived and assumed certain expenses during the periods.
 ++ Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                         NWQ SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                              INSTITUTIONAL
                                                              CLASS SHARES
                                                           -------------------
                                                           NOVEMBER 4, 1997**
                                                           TO OCTOBER 31, 1998
                                                           -------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................       $10.00
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Loss......................................        (0.02)
 Net Realized and Unrealized Loss on Investments..........        (2.98)
                                                                 ------
 Total from Investment Operations.........................        (3.00)
                                                                 ------
DISTRIBUTIONS
 In Excess of Net Investment Income.......................        (0.02)
                                                                 ------
NET ASSET VALUE, END OF PERIOD............................       $ 6.98
                                                                 ======
TOTAL RETURN+.............................................       (30.05)%++
                                                                 ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).....................       $  335
Ratio of Expenses to Average Net Assets...................         1.23%*
Ratio of Net Investment Income (Loss) to Average Net
 Assets...................................................        (0.24)%*
Portfolio Turnover Rate...................................          147%
Ratio of Voluntarily Waived Fees and Expenses Assumed by
 Affiliates to Average Net Assets.........................        17.86%*
Ratio of Expenses to Average Net Assets Including Expense
 Offsets..................................................         1.20%*

 * Annualized
** Commencement of Operations
 + Total return would have been lower had Affiliates not waived and assumed certain expenses during the period.
++ Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          NWQ SPECIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                               SELECTED PER SHARE DATA & RATIOS
                                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          INSTITUTIONAL    INSTITUTIONAL SERVICE
                                           CLASS SHARES        CLASS SHARES
                                        ------------------ ---------------------
                                        NOVEMBER 4, 1997**  NOVEMBER 7, 1997***
                                                TO                  TO
                                         OCTOBER 31, 1998    OCTOBER 31, 1998
                                        ------------------ ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD..       $ 10.00              $ 9.90
                                             -------              ------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).........          0.02               (0.01)
 Net Realized and Unrealized Gain
  (Loss) on Investments@..............         (0.01)               0.07
                                             -------              ------
 Total from Investment Operations.....          0.01                0.06
                                             -------              ------
NET ASSET VALUE, END OF PERIOD........       $ 10.01              $ 9.96
                                             =======              ======
TOTAL RETURN+.........................          0.10%++             0.61%++
                                             =======              ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)..........................       $14,167              $5,001
Ratio of Expenses to Average Net
 Assets...............................          1.16%*              1.56%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets................          0.42%*             (0.16)%*
Portfolio Turnover Rate...............            23%                 23%
Ratio of Voluntarily Waived Fees and
 Expenses Assumed by Affiliates to
 Average Net Assets...................          0.82%*              1.98%*
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.....          1.15%*              1.55%*

  * Annualized
 ** Commencement of Operations
*** Initial Offering of Institutional Service Class Shares
  + Total return would have been lower had Affiliates not waived and assumed certain expenses during the period.
 ++ Not Annualized
 @ The amounts shown for a share outstanding throughout the period does not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The NWQ Balanced Portfolio, the NWQ Small Cap Value Portfolio and the NWQ Special Equity Port-folio (the "Portfolios"), portfolios of UAM Funds Inc., are diversified, open-end management investment companies. At October 31, 1998, the UAM Funds were composed of forty-six active portfolios. The financial statements of the re-maining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institu-tional Service Class Shares. Both classes have identical voting rights (except Institutional Service Class Shareholders have exclusive voting rights with re-spect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objectives of the Portfo-lios are as follows:

    NWQ BALANCED PORTFOLIO seeks to achieve consistent, above-average re-turns with minimum risk to principal by investing primarily in a combina-tion of investment grade fixed income securities and common stocks of com-panies with above-average statistical value which are in fundamentally at-tractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

    NWQ SMALL CAP VALUE PORTFOLIO seeks to achieve long-term capital appre-ciation by investing primarily in small capitalization common stocks and other equity securities which, in the Adviser's opinion, are undervalued at the time of purchase.

    NWQ SPECIAL EQUITY PORTFOLIO seeks to achieve long-term capital appreci-ation by investing primarily in the common stock and other equity securi-ties of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appre-ciation.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Investments for which market quotations are read-ily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

  If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation pro-vided by brokers and/or a pricing service which uses information with re-spect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships be-tween securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other as-sets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Direc-tors.

    2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are re-corded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

  are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and operating losses.

    Permanent book and tax basis differences resulted in reclassifications of $1,885 to increase undistributed net investment income and to decrease paid in capital for the NWQ Small Cap Value Portfolio.

    Permanent book-tax differences, if any, are not included in ending un-distributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allo-cated to each class of shares based upon their relative net assets. Custo-dian fees for the Portfolios have been increased to include expense off-sets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio for a monthly fee calculated at an annual rate of average daily net assets for the month as follows:


NWQ PORTFOLIOS
--------------
Balanced.................................................................. 0.70%
Small Cap Value........................................................... 1.00
Special Equity............................................................ 0.85

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual oper-ating expenses, after the effect of expense offset arrangements, from exceed-ing the following:


NWQ PORTFOLIOS        INSTITUTIONAL CLASS RATE INSTITUTIONAL SERVICE CLASS RATE
--------------        ------------------------ --------------------------------
Balanced.............           1.00%                        1.40%
Small Cap Value......           1.20                         1.60
Special Equity.......           1.15                         1.55

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------



  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agree-ment"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Com-pany ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, each Portfolio pays the Administrator a two part fee:
  --a Portfolio-specific monthly fee of 0.06%, 0.04% and 0.04% per annum of the average daily net assets of the NWQ Balanced, NWQ Small Cap Value and NWQ Special Equity Portfolios, respectively, which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by each Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of each Portfolio. Certain portfolios which commenced operations after October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have ex-pired.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


  For the period ended October 31, 1998, UAM Funds Services, Inc. earned the following amounts from each Portfolio as Administrator and paid the following to CGFSC for its services as Sub-Administrator:

NWQ PORTFOLIOS                         ADMINISTRATION FEES PORTION PAID TO CGFSC
--------------                         ------------------- ---------------------
Balanced..............................      $137,559              $99,973
Small Cap Value.......................        37,918               36,044
Special Equity........................        62,298               56,235

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Service Center, Inc., as appropriate. For the period ended October 31, 1998, the NWQ Balanced, NWQ Small Cap Value and NWQ Special Equity Portfolios incurred $189, $128 and $184, respectively, in shareholder servic-ing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolios' as-sets held in accordance with the custodian agreement.

  E. DISTRIBUTION AND SERVICE PLAN: UAM Fund Distributors, Inc. (the "Distrib-utor"), a wholly-owned subsidiary of UAM, distributes the shares of the Port-folios. The Distributor does not receive any fee or any other compensation with respect to the Portfolios.

  The Portfolios have adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Share Class may not incur distribution and service fees which exceed an annual rate of 0.75% of net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of each Share Class' net assets. Each Portfolio's Institutional Service Class Shares are currently making payments for distribu-tion fees at 0.15% of average daily net assets.

  In addition, the NWQ Portfolios' Institutional Service Class Shares pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

  F. ACCOUNT SERVICES: The UAM Funds have entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services,

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

Inc. ("the Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Serv-ices Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they pro-vide services.

  The Service Provider has voluntarily agreed to waive a portion of its fees, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding the following:

                                                     INSTITUTIONAL SERVICE CLASS
NWQ PORTFOLIOS                                        CLASS RATE       RATE
--------------                                       ------------- -------------
Balanced............................................     1.00%         1.40%
Small Cap Value.....................................     1.20          1.60
Special Equity......................................     1.15          1.55

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended plus reimbursement of expenses in-curred in attending Board meetings which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each ac-tive portfolio of the UAM Funds.

  H. PURCHASES AND SALES: For the period ended October 31, 1998, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

NWQ PORTFOLIOS                                            PURCHASES     SALES
--------------                                            ---------- -----------
Balanced................................................. $4,873,537 $12,969,118
Small Cap Value..........................................  1,056,498     658,039
Special Equity........................................... 20,188,996   1,818,530

  Purchases and sales of long-term U.S. Government securities were approxi-mately $9,465,169 and $3,170,389, respectively for NWQ Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for NWQ Small Cap Value Portfolio and NWQ Special Equity Portfolio.

  I. LINE OF CREDIT: The Portfolios, except the Small Cap Value Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each partici-pating portfolio

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the period ended October 31, 1998, the Portfolios had no borrowings under the agreement.

  J. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Port-folios, by class, were as follows:

                                     INSTITUTIONAL       INSTITUTIONAL SERVICE
                                     CLASS SHARES            CLASS SHARES
                                ----------------------- -----------------------
                                   YEAR        YEAR        YEAR        YEAR
                                   ENDED       ENDED       ENDED       ENDED
                                OCTOBER 31, OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                   1998        1997        1998        1997
                                ----------- ----------- ----------- -----------
NWQ BALANCED PORTFOLIO:
Shares Issued.................     500,335    448,160     500,182    2,026,550
In Lieu of Cash
  Distributions...............      50,645     20,838     144,446       53,941
Shares Redeemed...............    (434,062)  (308,186)   (543,887)    (898,610)
                                 ---------   --------    --------    ---------
Net Increase from Capital
  Share Transactions..........     116,918    160,812     100,741    1,181,881
                                 =========   ========    ========    =========
                                NOVEMBER 4,
                                 1997* TO
                                OCTOBER 31,
                                   1998
                                -----------
NWQ SMALL CAP VALUE PORTFOLIO:
Shares Issued.................     104,204
In Lieu of Cash
  Distributions...............          80
Shares Redeemed...............     (56,270)
                                 ---------
Net Increase from Capital
  Share Transactions..........      48,014
                                 =========
                                NOVEMBER 4,             NOVEMBER 7,
                                 1997* TO                1997** TO
                                OCTOBER 31,             OCTOBER 31,
                                   1998                    1998
                                -----------             -----------
NWQ SPECIAL EQUITY PORTFOLIO:
Shares Issued.................   1,452,726                544,632
Shares Redeemed...............     (36,962)               (42,698)
                                 ---------               --------
Net Increase From Capital
  Share Transactions..........   1,415,764                501,934
                                 =========               ========

-----------
 * Commencement of Operations
** Initial Offering of Institutional Service Class Shares

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------


  At October 31, 1998, the percentage of total shares outstanding held by rec-ord shareholders each owning 10% or greater of the aggregate total shares out-standing for each Portfolio was as follows:

NWQ PORTFOLIOS                                  NO. OF SHAREHOLDERS % OWNERSHIP
--------------                                  ------------------- -----------
Balanced-Institutional Class...................           3              75%
Balanced-Institutional Service Class...........           4              63%
Small Cap Value Institutional Class............           1              75%
Special Equity Institutional Class.............           2              78%
Special Equity Institutional Service Class.....           3              86%

  K. SUBSEQUENT EVENTS: UAM Retirement Plan Services, Inc. will no longer pro-vide services pursuant to the Account Services Agreement, effective at the close of business December 31, 1998.

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Balanced Portfolio
NWQ Small Cap Value Portfolio
NWQ Special Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NWQ Balanced Portfolio, the NWQ Small Cap Value Portfolio and the NWQ Special Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and fi-nancial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by cor-respondence with the custodian, provide a reasonable basis for the opinion ex-pressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

UAM FUNDS                                                    THE NWQ PORTFOLIOS
-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

At October 31, 1998 NWQ Balanced Portfolio hereby designates approximately $887,000 and $344,000 at 20% and 28%, respectively, as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

For the fiscal year ended October 31, 1998 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate sharehold-ers is 26.9% for the NWQ Balanced Portfolio. For the fiscal year ended October 31, 1998, the percentage of income earned from direct Treasury obligations was 98.7% for the NWQ Balanced Portfolio.

For the fiscal year ended October 31, 1998, gross income derived from sources within foreign countries amounted to approximately $13,000 for the NWQ Bal-anced Portfolio.

UAM FUNDS                                                     THE NWQ PORTFOLIOS
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Director                                Assistant Secretary

--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
NWQ Investment Management Company
2049 Century Park East, 4th Floor
Los Angeles, CA 90067

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.